AXP(R)
     Mid Cap
        Value
            Fund

2003 SEMIANNUAL REPORT
MARCH 31, 2003

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

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American                                                           American
    Express(R)                                                       Express(R)
Funds
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

Mutual Funds Can Work for You

For more than six decades, American Express(R) Funds has provided investors with attractive investment opportunities. Several of our funds helped pioneer the mutual fund industry in the 1940s. Today, with 61 publicly offered funds and nearly $60 billion* in assets, American Express Funds ranks among the largest U.S. fund families. American Express Financial Corporation, the investment manager for American Express Funds, has more than 100 years of experience as a financial services provider -- a claim few other financial firms can make. With investment management offices in Minneapolis, Boston, New York, San Diego, London, Tokyo and Singapore, we strive to provide our shareholders with the high-quality service American Express is known for worldwide.

At American Express Funds, we're focused on your success. Our investment managers have the strength and experience that you can count on to help you achieve your financial goals -- now and into the future.

* As of March 2003.


Table of Contents
From the Chairman                    3
Economic and Market Update           4
Fund Snapshot                        6
Questions & Answers
   with Portfolio Management         7
Investments in Securities           10
Financial Statements                13
Notes to Financial Statements       16

(Dalbar logo)


American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

From the Chairman
(photo of Arne H. Carslon)

Arne H. Carlson Chairman of the board

Dear Shareholders,

These are extraordinary times for the American economy as well as the investor. Markets like stability and can respond unfavorably to unsettling events such as war, ethical and legal misbehavior by some corporate executives, and general concerns about corporate profitability. As of early March, the U.S. equity market had completed a third consecutive year of declining stock prices, something that has not happened since 1939-1941. Although the U.S. economy is growing, the job market is stagnant, and many corporations are finding that the only way to increase profits is to engage in vigorous cost cutting.

History tells us that the U.S. business cycle will eventually turn. We also have every reason to believe that mutual funds remain one of the most effective and efficient ways to achieve long-term financial goals. To regain trust by investors, however, something more needs to happen on Wall Street. Businesses need to reward ethical behavior, focus on long-term expansion and create value for all shareholders. Oversight and performance measures such as last year's Sarbanes-Oxley Act are in place to help. In my view, this should be coupled with ongoing improvements in leadership and governance.

With this in mind, the real question is what should the investor do? I think it is fair to say that most investment experts would suggest that investors remain where they are, believing that the markets will go up. Secondly, I want you to know that American Express Financial Corporation has made significant management changes and these changes are already gaining the public's attention. For instance, the March 2003 issue of Money magazine wrote a positive feature on Ted Truscott, the company's Chief Investment Officer and the work he has been doing in attracting top-flight managers. So far, these efforts are paying off with improved performance. The magazine noted, "Last year, 15 of American Express' 24 domestic-stock funds landed in the top half of their Morningstar categories; a year ago only five out of 20 did." In addition, a similar process of change is underway for fixed-income funds, led by Michelle Keeley, the new Senior Vice President of Fixed-Income Investments.

The Board of American Express Funds is focused on continuing both excellence in management and further improvement in fund performance. We encourage you to continue to work closely with your financial advisor to maintain a diversified portfolio that balances risk and reward. As investors, we should not let fear distract us from our long-term goals.

On behalf of the Board,

(signature)

Arne H. Carlson

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3   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Economic and Market Update
              FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of William F. "Ted" Truscott)

William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

Equity markets worldwide continued to experience pronounced volatility in the early months of 2003, as war with Iraq and other concerns about geopolitical stability made investors wary. Even with the uncertainty, however, year-to-date results are not uniformly negative. The Dow Jones Industrial Average and S&P 500 Index were down for the year to date as of March 31, while the Nasdaq Composite Index mustered a small gain for the same three-month period.

Independent of the situation in Iraq and other trouble spots around the globe, corporations are still wrestling with fundamental issues like profitability and sales growth. Most of the gains in profits we've seen over the past year or so are due to cost cutting. Although necessary after the excesses of the late `90s, cost cutting is a short-term fix; it is not a satisfactory replacement for true growth -- increased demand, sales and capacity. Until old-fashioned growth returns, the outlook for business will continue to be modest. Still, there are some things working in our favor, namely monetary policy. The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

KEY POINTS


-- The Federal Reserve has lowered short-term interest rates to their lowest point in more than 40 years, which has helped to keep the economy afloat.

-- In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

-- In the current environment, investors should proceed rationally, but prudently.


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


Economic and Market Update

When asked how I believe investors should proceed in the current environment, I answer: rationally but prudently. While no one, especially those with long-term goals, should abandon equities, the truth is that stock prices are not especially cheap (when measured against company earnings) even after three years of a bear market. In the short term, what we may see are roughly comparable returns between stocks and bonds.

Of course, that could change if inflation became a problem or if interest rates climbed rapidly and steeply. While neither of these risks is currently part of our forecast, investors need to know that bonds would take a larger hit than stocks in this scenario. Diversification is perhaps the best way for bond investors to mitigate these risks. For example, high-yield securities are generally less sensitive to inflation and interest rate fluctuations than U.S. Treasuries (assuming equal maturities). Of course, high-yield bonds also carry considerably more risk, so any specific allocation should reflect your risk tolerance and time horizon. If you have long-term goals, I encourage you to remain focused on them. In challenging times, it's especially important to remember that long-term results may be compromised if investors are not willing to take prudent risks.

Just as no two individuals are the same, no two portfolios should be identical either. Your investment strategy should suit your unique circumstances. Contact your American Express financial advisor if you need help developing or refining a plan for meeting your goals. As always, thank you for investing with American Express Funds.

Yours truly,



(signature)

Ted Truscott,
American Express Financial Corporation CIO

This commentary is provided for informational purposes only.
It is intended to be generic in nature and should not be applied or relied upon in any particular situation without the advice of your tax, legal and/or your financial advisor. The views expressed may not be suitable for every situation.

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5   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Fund Snapshot
     AS OF MARCH 31, 2003


PORTFOLIO MANAGER
Portfolio manager                                 Warren Spitz
Since                                                     2/02
Years in industry                                           18


FUND OBJECTIVE
The Fund seeks to provide shareholders with long-term growth of capital.


Inception dates
A: 2/14/02    B: 2/14/02    C: 2/14/02    Y: 2/14/02


Ticker symbols
A: AMVAX      B: AMVBX      C:--          Y:--


Total net assets  $99.9 million

Number of holdings                            approximately 90


STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.


         STYLE
VALUE    BLEND    GROWTH
                           LARGE
X                          MEDIUM   SIZE
                           SMALL





SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 23.8%
Industrials 20.1%
Materials 11.0%
Energy and utilities 11.0%
Consumer discretionary 10.2%
Health care 6.3%
Information technology 4.9%
Cash and equivalents 3.9%
Consumer staples 3.5%
Communications services 2.8%
Transportation 2.5%



TOP TEN HOLDINGS

Percentage of portfolio assets

Bear Stearns Companies (Financial services)                      4.3%

PacifiCare Health Systems (Health care services)                 4.1

Countrywide Financial (Financial services)                       4.1

Ingersoll-Rand CI A (Industrial equipment & services)            2.7

Capital One Financial (Financial services)                       2.5

Humana (Health care services)                                    2.2

Eastman Kodak (Multi-industry conglomerates)                     2.1

Phelps Dodge (Metals)                                            2.0

Janus Capital Group (Financial services)                         2.0

Crescent Real Estate Equities
(Real estate investment trust)                                   1.9


For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies have fewer financial resources.


Fund holdings are subject to change.

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6   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Q: How did AXP Mid Cap Value Fund perform for the six-month period ended March 31, 2003?

A: AXP Mid Cap Value Fund's Class A shares (excluding sales charge) fell 3.48% for the period. In comparison, the Fund's benchmark, the Russell Midcap(R) Value Index, and its peer group, the Lipper Mid-Cap Value Funds Index, rose 2.73% and 2.08%, respectively.

Q:   What factors influenced performance the most?

A: Our stock selection and sector positioning were responsible for the Fund's weak showing during the period. A mixed economic outlook and market volatility dominated the six months, as large-cap stocks generally outperformed small-cap issues and growth outperformed value. Sectors that worked for the Fund in the fourth calendar quarter, when stocks rallied behind the performance of beaten-up sectors such as technology and telecommunications, were punished in the first quarter. Two other sector overweights, capital goods and basic materials, didn't fare as well during the latter half of the semiannual period as they did in the beginning. The Fund was underweight in utilities, which rallied in the fourth quarter based on the potential of the elimination of the dividend tax, fell back in the first quarter as the likelihood of that piece of tax legislation diminished.

(bar chart)
PERFORMANCE COMPARISON
For the year ended March 31, 2003

 4%
 3%
 2%               +2.73%   +2.08%
 0%
-1%
-2%
-3%
-4%      -3.48%

[Bar 1]  AXP Mid Cap Value Fund Class A (excluding sales charge)
[Bar 2]  Russell Midcap(R) Value Index (unmanaged)(1)
[Bar 3]  Lipper Mid-Cap Value Funds Index(2)




(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


(2) The Lipper Mid-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Questions & Answers

[begin callout quote] Toward the end of the reporting period, the market began to anticipate a short war, and the market rallied. Large-cap stocks and growth companies led the way. [end callout quote]

     Stock selection was also unfavorable. Two of the Fund's top holdings, Bear Stearns and Countrywide Financial, did well, but other top ten holdings did not, especially in healthcare where Pacificare and Humana stock prices fell sharply. Also, AMR, parent of American Airlines, was a top 10 holding as of Dec. 31, 2002. The stock did not do well in the first quarter of 2003 amid concerns about a possible bankruptcy filing and the airline's ongoing efforts to win wage concessions from worker unions.

     With the build-up to and eventual war in Iraq, investors again sought safe havens for their cash during the first quarter. Toward the end of the reporting period, the market began to anticipate a short war, and the market rallied. Large-cap stocks and growth companies led the way.


AVERAGE ANNUAL TOTAL RETURNS
as of March 31, 2003
                           Class A                   Class B                     Class C                     Class Y
(Inception dates)         (2/14/02)                 (2/14/02)                   (2/14/02)                   (2/14/02)
                   NAV(1)        POP(2)     NAV(1)       After CDSC(3)     NAV(1)    After CDSC(4)      NAV(5)       POP(5)
6 months*          -3.48%       -9.04%       -3.91%          -7.75%        -3.88%       -4.84%          -3.26%        -3.26%
1 year            -30.39%      -34.39%      -30.92%         -33.68%       -31.02%      -31.71%         -30.23%       -30.23%
Since inception   -21.78%      -25.79%      -22.44%         -25.20%       -22.41%      -22.41%         -21.62%       -21.62%

* Not annualized.


(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Questions & Answers

Q:   What changes did you make to the portfolio during the period?

A: In the fourth calendar quarter, the Fund reduced its holdings in the utilities sector from what was already an underweight. We believed that earnings could be reduced and dividends threatened. The Fund also cut its weighting in energy, which helped performance during the first calendar quarter. Among the biggest additions to the Fund was EDS in the fourth quarter. Although EDS rallied immediately after its addition to the Fund, it has produced mixed results in 2003. This addition helped increase the Fund's technology exposure.

Q: What is your outlook for the coming months and how will you position the Fund?

A: Volatility and mixed economic news may continue in the short term, but a slow economic recovery could materialize soon after. As the markets rebound, the Fund has maintained the liquidity necessary to take advantage of opportunities as they develop.

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9   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Investments in Securities
AXP Mid Cap Value Fund

March 31, 2003 (Unaudited)

(Percentages represent value of investments compared to net assets)


Common stocks (95.9%)

Issuer                            Shares             Value(a)
Aerospace & defense (2.9%)
Goodrich                      102,400              $1,439,744
Rockwell Automation            69,900               1,446,930
Total                                               2,886,674

Airlines (1.8%)
AMR                           330,000(b)              693,000
Continental Airlines Cl B     225,000(b)            1,152,000
Total                                               1,845,000

Automotive & related (3.1%)
Delphi                        117,500                 802,525
Eaton                          12,150                 849,892
Johnson Controls               11,300                 818,572
Lear                           18,510(b)              654,329
Total                                               3,125,318

Building materials & construction (2.1%)
Centex                          7,700                 418,572
D.R. Horton                    21,600                 414,720
Lennar                          7,700                 412,335
Temple-Inland                  23,900                 893,860
Total                                               2,139,487

Chemicals (5.0%)
Eastman Chemical               57,200               1,658,228
Imperial Chemical Inds ADR     34,000(c)              204,000
Potash Corp of Saskatchewan    29,800(c)            1,841,640
PPG Inds                       27,750               1,250,970
Total                                               4,954,838

Computer software & services (1.3%)
BMC Software                   85,800(b)            1,294,722

Computers & office equipment (3.6%)
Computer Sciences              26,100(b)              849,555
Electronic Data Systems        80,500               1,416,800
Pitney Bowes                   16,250                 518,700
Solectron                     278,300(b)              840,466
Total                                               3,625,521

Electronics (0.6%)
Natl Semiconductor             35,650(b)              607,476

Energy (3.8%)
Amerada Hess                    9,550                 422,683
Kerr-McGee                     23,250                 944,183
Ocean Energy                   49,800                 996,000
Sunoco                         23,800                 870,366
Unocal                         21,200                 557,772
Total                                               3,791,004

Energy equipment & services (3.3%)
GlobalSantaFe                  59,800               1,234,870
McDermott Intl                115,600(b)              335,240
Transocean                     84,400               1,725,980
Total                                               3,296,090

Financial services (12.9%)
Bear Stearns Companies         65,900               4,323,039
Capital One Financial          81,600               2,448,816
Countrywide Financial          70,500               4,053,750
Janus Capital Group           175,800               2,002,362
Total                                              12,827,967

Food (3.5%)
Archer-Daniels-Midland        134,300               1,450,440
SUPERVALU                      59,750                 926,125
Tyson Foods Cl A              142,500               1,104,375
Total                                               3,480,940

Furniture & appliances (2.7%)
Black & Decker                 27,800                 969,108
Whirlpool                      34,700               1,701,341
Total                                               2,670,449

Health care services (6.3%)
Humana                        227,700(b)            2,185,920
PacifiCare Health Systems     168,900(b)            4,077,246
Total                                               6,263,166

Industrial equipment & services (5.2%)
Cooper Inds Cl A               34,200               1,221,282
Deere & Co                     33,350               1,309,321
Ingersoll-Rand Cl A            68,400(c)            2,639,556
Total                                               5,170,159

See accompanying notes to investments in securities.
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10   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Issuer                            Shares             Value(a)
Insurance (8.4%)
ACE                            30,000(c)             $868,500
Aon                            52,100               1,077,428
Everest Re Group               26,900(c)            1,538,949
Jefferson-Pilot                17,200                 661,856
Lincoln Natl                   30,850                 863,800
St. Paul Companies             35,300               1,122,540
Torchmark                      33,800               1,210,040
Willis Group Holdings          37,700(b,c)          1,044,290
Total                                               8,387,403


Leisure time & entertainment (2.8%)
Hasbro                        106,100               1,473,729
Royal Caribbean Cruises        85,700               1,288,071
Total                                               2,761,800


Media (1.9%)
Donnelley (RR) & Sons          52,400                 959,968
Dun & Bradstreet               23,800(b)              910,350
Total                                               1,870,318


Metals (3.1%)
Avery Dennison                 14,500                 850,715
Nucor                           6,400                 244,288
Phelps Dodge                   62,800(b)            2,039,744
Total                                               3,134,747


Multi-industry conglomerates (8.3%)
American Standard              19,400(b)            1,334,138
Crane                          40,900                 712,478
Diebold                        17,800                 604,132
Dover                          17,800                 431,116
Eastman Kodak                  69,450               2,055,720
Monsanto                       68,400               1,121,760
Textron                        36,425               1,000,231
YORK Intl                      47,100                 989,100
Total                                               8,248,675


Paper & packaging (0.7%)
Abitibi-Consolidated          103,350(c)              718,283


Real estate investment trust (2.5%)
Boston Properties              17,800                 674,620
Crescent Real Estate Equities 128,400               1,846,392
Total                                               2,521,012


Retail (2.1%)
Federated Dept Stores          23,800(b)              666,876
GameStop                       50,000(b)              600,000
May Dept Stores                24,900                 495,261
Toys "R" Us                    41,700(b)              349,029
Total                                               2,111,166


Textiles & apparel (2.6%)
Liz Claiborne                  42,850               1,324,922
VF                             34,400               1,294,472
Total                                               2,619,394


Transportation (0.7%)
Norfolk Southern               36,000                 668,160


Utilities -- electric (1.6%)
Energy East                    38,000                 676,400
Public Service
  Enterprise Group             26,000                 953,940
Total                                               1,630,340


Utilities -- gas (2.2%)
El Paso                       180,800               1,093,840
NiSource                       60,100               1,093,820
Total                                               2,187,660


Utilities -- telephone (0.9%)
CenturyTel                     33,500                 924,600


Total common stocks
(Cost: $118,757,769)                              $95,762,369


Short-term securities (3.8%)

Issuer                          Annualized            Amount         Value(a)
                               yield on date        payable at
                                of purchase          maturity

U.S. government agencies
Federal Home Loan Bank Disc Nts
  04-04-03                          1.17%            $500,000         $499,935
  04-11-03                          1.17              600,000          599,786
Federal Home Loan Mtge Corp Disc Nt
  05-15-03                          1.23              500,000          499,311
Federal Natl Mtge Assn Disc Nts
  04-03-03                          1.22              700,000          699,929
  04-16-03                          1.22              800,000          799,594
  04-30-03                          1.23              500,000          499,487
  05-07-03                          1.23              200,000          199,783


Total short-term securities
(Cost: $3,797,810)                                                  $3,797,825


Total investments in securities
(Cost: $122,555,579)(d)                                            $99,560,194

See accompanying notes to investments in securities.
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11   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2003, the value of foreign securities represented 8.9% of net assets.

(d)  At March 31, 2003,  the cost of securities  for federal income tax purposes
     was  approximately   $122,556,000  and  the  approximate   aggregate  gross
     unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                    $  1,963,000
     Unrealized depreciation                     (24,959,000)
                                                 -----------
     Net unrealized depreciation                $(22,996,000)
                                                ------------

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12   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mid Cap Value Fund

March 31, 2003 (Unaudited)

Assets

Investments in securities, at value (Note 1)*
   (identified cost $122,555,579)                                                    $ 99,560,194
Cash in bank on demand deposit                                                            455,562
Capital shares receivable                                                                  47,098
Dividends and accrued interest receivable                                                 178,927
Receivable for investment securities sold                                               1,239,462
                                                                                        ---------
Total assets                                                                          101,481,243
                                                                                      -----------

Liabilities
Capital shares payable                                                                     53,134
Payable upon return of securities loaned (Note 5)                                       1,433,600
Accrued investment management services fee                                                  5,810
Accrued distribution fee                                                                    4,374
Accrued transfer agency fee                                                                 3,600
Accrued administrative services fee                                                           415
Other accrued expenses                                                                     72,552
                                                                                           ------
Total liabilities                                                                       1,573,485
                                                                                        ---------
Net assets applicable to outstanding capital stock                                   $ 99,907,758
                                                                                     ============

Represented by
Capital stock -- $.01 par value (Note 1)                                             $    259,870
Additional paid-in capital                                                            130,606,204
Undistributed net investment income                                                       163,602
Accumulated net realized gain (loss) (Note 7)                                          (8,126,584)
Unrealized appreciation (depreciation) on investments                                 (22,995,334)
                                                                                      -----------
Total-- representing net assets applicable to outstanding capital stock              $ 99,907,758
                                                                                     ============
Net assets applicable to outstanding shares:    Class A                              $ 62,990,289
                                                Class B                              $ 35,079,189
                                                Class C                              $  1,830,556
                                                Class Y                              $      7,724
Net asset value per share of outstanding capital stock:
                                                Class A shares  16,356,963           $       3.85
                                                Class B shares   9,150,684           $       3.83
                                                Class C shares     477,399           $       3.83
                                                Class Y shares       2,000           $       3.86
                                                                                     ------------
* Including securities on loan, at value (Note 5)                                    $    849,438
                                                                                     ------------


See accompanying notes to financial statements.
--------------------------------------------------------------------------------
13   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Statement of operations

AXP Mid Cap Value Fund
Six months ended March 31, 2003 (Unaudited)

Investment income
Income:
Dividends                                                                             $ 1,106,146
Interest                                                                                   25,654
Fee income from securities lending -- net (Note 5)                                          3,385
   Less foreign taxes withheld                                                             (3,969)
                                                                                           ------
Total income                                                                            1,131,216
                                                                                        ---------
Expenses (Note 2):
Investment management services fee                                                        318,992
Distribution fee
   Class A                                                                                 78,248
   Class B                                                                                175,399
   Class C                                                                                  9,322
Transfer agency fee                                                                       183,301
Incremental transfer agency fee
   Class A                                                                                 12,393
   Class B                                                                                 12,755
   Class C                                                                                    834
Service fee -- Class Y                                                                          4
Administrative services fees and expenses                                                  25,563
Compensation of board members                                                               3,892
Custodian fees                                                                             10,104
Printing and postage                                                                       31,621
Registration fees                                                                          50,119
Audit fees                                                                                  7,250
Other                                                                                       3,368
                                                                                            -----
Total expenses                                                                            923,165
   Expenses waived/reimbursed by AEFC (Note 2)                                            (85,807)
                                                                                          -------
                                                                                          837,358
   Earnings credits on cash balances (Note 2)                                              (2,345)
                                                                                           ------
Total net expenses                                                                        835,013
                                                                                          -------
Investment income (loss) -- net                                                           296,203
                                                                                          -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      (2,678,466)
   Foreign currency transactions                                                             (121)
                                                                                             ----
Net realized gain (loss) on investments                                                (2,678,587)
Net change in unrealized appreciation (depreciation) on investments                    (2,246,158)
                                                                                       ----------
Net gain (loss) on investments                                                         (4,924,745)
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations                       $(4,628,542)
                                                                                      ===========


See accompanying notes to financial statements.
--------------------------------------------------------------------------------
14   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Statements of changes in net assets

AXP Mid Cap Value Fund

                                                           March 31, 2003   For the period from
                                                          Six months ended   Feb. 14, 2002* to
                                                             (Unaudited)       Sept. 30, 2002

Operations and distributions
Investment income (loss) -- net                              $   296,203     $    218,746
Net realized gain (loss) on investments                       (2,678,587)      (5,453,250)
Net change in unrealized appreciation (depreciation)
   on investments                                             (2,246,158)     (20,788,999)
                                                              ----------      -----------
Net increase (decrease) in net assets
   resulting from operations                                  (4,628,542)     (26,023,503)
                                                              ----------      -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                   (343,215)              --
      Class B                                                    (36,321)              --
      Class C                                                     (2,658)              --
      Class Y                                                        (42)              --
                                                                     ---            -----
Total distributions                                             (382,236)              --
                                                                --------            -----

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                    20,551,526       77,548,658
   Class B shares                                             11,121,936       43,818,485
   Class C shares                                                562,399        2,273,755
   Class Y shares                                                     --           20,000
Reinvestment of distributions at net asset value
   Class A shares                                                340,821               --
   Class B shares                                                 35,960               --
   Class C shares                                                  2,320               --
   Class Y shares                                                     --               --
Payments for redemptions
   Class A shares                                             (8,832,546)      (9,243,287)
   Class B shares (Note 2)                                    (4,434,540)      (4,352,732)
   Class C shares (Note 2)                                      (282,879)        (213,501)
   Class Y shares                                                 (4,516)         (10,620)
                                                                  ------          -------
Increase (decrease) in net assets
   from capital share transactions                            19,060,481      109,840,758
                                                              ----------      -----------
Total increase (decrease) in net assets                       14,049,703       83,817,255
Net assets at beginning of period (Note 1)                    85,858,055        2,040,800**
                                                              ----------        ---------
Net assets at end of period                                  $99,907,758     $ 85,858,055
                                                             ===========     ============
Undistributed net investment income                          $   163,602     $    249,635
                                                             -----------     ------------

 * When shares became publicly available.

** Initial capital of $2,000,000 was contributed on Feb. 7, 2002. The Fund had an increase in net assets resulting from operations of $40,800 during the period from Feb. 7, 2002 to Feb. 14, 2002 (when shares became publicly available).


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Notes to Financial Statements
AXP Mid Cap Value Fund

(Unaudited as to March 31, 2003)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mid-cap companies. On Feb. 7, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5 per share. Shares of the Fund were first offered to the public on Feb. 14, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
17   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.


2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.70% to 0.58% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $29,435 for the six months ended March 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
18   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00
o    Class B $20.00
o    Class C $19.50
o    Class Y $17.00

The Fund has  agreements  with  American  Express  Financial  Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $238,790 for Class A, $14,340 for Class B and $897 for Class C for the six months ended March 31, 2003.

For the six months ended March 31, 2003, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.19% for Class Y. In addition, AEFC and American Express Financial Advisors, Inc. have agreed to waive certain fees and expenses until Sept. 30, 2003. Under this agreement, total expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C and 1.22% for Class Y of the Fund's average daily net assets.

During the six months ended March 31, 2003, the Fund's custodian and transfer agency fees were reduced by $2,345 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.


3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $33,040,039 and $11,660,155, respectively, for the six months ended March 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $17,493 for the six months ended March 31, 2003.


--------------------------------------------------------------------------------
19   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                  Six months ended March 31, 2003
                                            Class A        Class B     Class C      Class Y
Sold                                      4,978,250     2,709,998     137,230          --
Issued for reinvested distributions          80,955         8,562         552          --
Redeemed                                 (2,200,148)   (1,118,318)    (69,991)     (1,215)
                                         ----------    ----------     -------      ------
Net increase (decrease)                   2,859,057     1,600,242      67,791      (1,215)
                                          ---------     ---------      ------      ------

                                                 Feb.  14,  2002* to  Sept.  30,  2002
                                           Class A        Class B     Class C     Class Y

Sold                                     15,066,310     8,511,681     452,717      3,615
Issued for reinvested distributions              --            --          --         --
Redeemed                                 (1,962,404)     (963,239)    (45,109)    (2,400)
                                         ----------      --------     -------     ------
Net increase (decrease)                  13,103,906     7,548,442     407,608      1,215
                                         ----------     ---------     -------      -----


* When shares became publicly available.


5. LENDING OF SECURITIES

As of March 31, 2003, securities valued at $849,438 were on loan to brokers. For collateral, the Fund received $1,433,600 in cash. Income from securities lending amounted to $3,385 for the six months ended March 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2003.


7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,410,650 as of Sept. 30, 2002, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
20   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.


Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                            2003(k)        2002(b)
Net asset value, beginning of period                    $4.01         $ 5.10
Income from investment operations:
Net investment income (loss)                              .02            .01
Net gains (losses) (both realized and unrealized)        (.16)         (1.10)
Total from investment operations                         (.14)         (1.09)
Less distributions:
Dividends from net investment income                     (.02)            --
Net asset value, end of period                          $3.85         $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                   $63            $54
Ratio of expenses to average daily net assets(c,e)      1.40%(d)       1.38%(d)
Ratio of net investment income (loss)
   to average daily net assets                           .88%(d)        .86%(d)
Portfolio turnover rate
   (excluding short-term securities)                      12%            18%
Total return(i)                                        (3.48%)(j)    (21.37%)(j)


Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                            2003(k)        2002(b)
Net asset value, beginning of period                    $3.99         $ 5.10
Income from investment operations:
Net gains (losses) (both realized and unrealized)        (.16)         (1.11)
Less distributions:
Dividends from net investment income                       --             --
Net asset value, end of period                          $3.83         $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                   $35            $30
Ratio of expenses to average daily net assets(c,f)      2.16%(d)       2.15%(d)
Ratio of net investment income (loss)
   to average daily net assets                           .11%(d)        .10%(d)
Portfolio turnover rate
   (excluding short-term securities)                      12%            18%
Total return(i)                                        (3.91%)(j)    (21.76%)(j)


See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
21   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Class C

Per share income and capital changes(a)
Fiscal period ended Sept. 30,                            2003(k)        2002(b)
Net asset value, beginning of period                    $3.99         $ 5.10
Income from investment operations:
Net gains (losses) (both realized and unrealized)        (.15)         (1.11)
Less distributions:
Dividends from net investment income                     (.01)         --
Net asset value, end of period                          $3.83         $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                    $2             $2
Ratio of expenses to average daily net assets(c,g)      2.16%(d)       2.15%(d)
Ratio of net investment income (loss)
   to average daily net assets                           .12%(d)        .12%(d)
Portfolio turnover rate
   (excluding short-term securities)                      12%            18%
Total return(i)                                        (3.88%)(j)    (21.76%)(j)


Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                            2003(k)        2002(b)
Net asset value, beginning of period                    $4.01         $ 5.10
Income from investment operations:
Net investment income (loss)                              .02            .01
Net gains (losses) (both realized and unrealized)        (.15)         (1.10)
Total from investment operations                         (.13)         (1.09)
Less distributions:
Dividends from net investment income                     (.02)            --
Net asset value, end of period                          $3.86         $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                   $--            $--
Ratio of expenses to average daily net assets(c,h)      1.19%(d)       1.18%(d)
Ratio of net investment income (loss)
   to average daily net assets                          1.04%(d)        .94%(d)
Portfolio turnover rate
   (excluding short-term securities)                      12%            18%
Total return(i)                                        (3.26%)(j)    (21.37%)(j)


See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
22   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.56%and 1.96% for the periods ended March 31, 2003 and Sept. 30, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.35% and 2.72% for the periods ended March 31, 2003 and Sept. 30, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.36% and 2.72% for the periods ended March 31, 2003 and Sept. 30, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.37% and 1.78% for the periods ended March 31, 2003 and Sept. 30, 2002, respectively.

(i) Total return does not reflect payment of a sales charge.

(j) Not annualized.

(k) Six months ended March 31, 2003 (Unaudited).



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23   ---   AXP MID CAP VALUE FUND   ---   2003 SEMIANNUAL REPORT

Contact Information and Services

Internet

Receive 24-hour access to your account information at www.americanexpress.com.

Client Service

Receive fund performance, fund prices, account values, recent account transactions, and make account inquiries by calling American Express Financial Advisors at (888) 723-8476 or TTY: (800) 846-4852.

Telephone Transaction Service

For sales and exchange, dividend payments, or reinvestments and automatic payment arrangement contact American Express Financial Advisors at (888) 723-8476.

Find an American Express Financial Advisor

If you are an existing American Express Financial Advisors client who has recently moved and would like to speak with a new advisor, please call your local Client Service Coordinator at (800) 803-6284.

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American Express(R) Funds provide investment opportunities for shareholders, all in one place.

We've been managing mutual funds for over 60 years. Today, our family of funds includes 61 publicly offered funds in all style categories: growth, blend, value, and income. Our broad selection of funds allows you to build a portfolio diversified across various asset classes.

Growth Funds

Typically, growth investing seeks to invest in companies with the greatest earnings growth potential.

Blend Funds

Blend is often regarded as an investment style that incorporates both growth and value considerations in the stock selection process.

Value Funds

A value investment approach generally seeks to invest in undervalued stocks that are temporarily out of favor.

Income/Tax-Exempt Income Funds

Involves investing primarily in fixed income securities with the goal of maximizing income and often, but not always, capital appreciation.

American Express(R) Funds

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners Aggressive Growth Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Quantitative Large Cap Equity Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Aggressive Growth Fund
AXP Partners Fundamental Value Fund
AXP Partners Growth Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

  *  Closed to new investors.

 ** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                                          (5/03)

AXP Mid Cap Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com


This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

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AMERICAN
   EXPRESS(R)
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                                                                 S-6252 C (5/03)